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                               EXECUTIVE MANAGEMENT

                      CHANGE IN CONTROL SEVERANCE AGREEMENT


                  THIS AGREEMENT is entered into as of the 16th day of October, 1996 by and between One Valley Bancorp, Inc. (the "Company"), and ______________ ("Executive").

                               W I T N E S S E T H
                  WHEREAS, Executive currently serves as a key employee of the Company and his services and knowledge are valuable to the Company in connection with the management of one or more of the Company's principal operating facilities, divisions, departments or Subsidiaries (as defined in Section 1); and

                  WHEREAS, the Board (as defined in Section 1) has determined that it is in the best interests of the Company and its stockholders to secure the continued services, and to ensure the continued and undivided dedication and objectivity, of the Company's executives in the event of any threat or occurrence of, or negotiation or other action that could lead to, or create the possibility of, a Change in Control (as defined in Section 1) of the Company; and

                  WHEREAS, the Board has authorized the Compensation Committee of the Board to cause the Company to enter into Change in Control severance agreements with the Company's executives, and the Compensation Committee has authorized the Company to enter into this Agreement with Executive.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

                  1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth



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below:


                  (a)  "Board" means the Board of Directors of the Company.


                  (b) "Cause" means (i) the willful and continued failure of Executive to perform substantially his duties with the Company (other than any such failure resulting from Executive's incapacity due to physical or mental illness or any such failure subsequent to Executive being delivered a Notice of Termination without Cause by the Company or delivering a Notice of Termination for Good Reason to the Company) after a written demand for substantial performance is delivered to Executive by the Board which specifically identifies the manner in which the Board believes that Executive has not substantially performed Executive's duties, (ii) the willful engaging by Executive in illegal conduct or gross misconduct which is demonstrably and materially injurious to the Company or its affiliates or (iii) the Executive's conviction of, or plea of guilty or nolo contendere to, a felony involving moral turpitude. For purposes of this paragraph (b) no act or failure to act by Executive shall be considered "willful" unless done or omitted to be done by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or its affiliates. The unwillingness of Executive to accept any condition or event which would constitute Good Reason under Section 1(f) may not be considered by the Board to be a failure to perform or misconduct by Executive. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause for purposes of this Agreement unless and until there shall have been delivered to him a copy of a resolution, duly adopted by a vote of three-quarters (3/4) of the entire



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Board at a meeting of the Board called and held (after reasonable notice to
Executive and an opportunity for Executive and his counsel to be heard before the Board). The Company must notify Executive of an event constituting Cause within ninety (90) days following its knowledge of its existence or such event shall not constitute Cause under this Agreement.

                  (c) "Change in Control" means the occurrence of any one of the following events:

                  (i) individuals who, on October 16, 1996, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to October 16, 1996, whose election or nomination for election was approved by a vote of at least three-quarters (3/4) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to an Incumbent Director;

                  (ii) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of




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         the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan sponsored or maintained by the Company or any Subsidiary,
         (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Control Transaction (as defined in paragraph (iii)), (E) pursuant to any acquisition by Executive or any group of persons including Executive (or any entity controlled by Executive or any group of persons including Executive); or (F) a transaction (other than one described in (iii) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors then on the Board approve a resolution providing expressly that the acquisition pursuant to this clause (F) does not constitute a Change in Control under this paragraph (i);

                  (iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate


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         parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and
         (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Control Transaction"); or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale or disposition of all or substantially all of the Company's assets.

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

                  Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

                  (d) "Date of Termination" means (i) the effective date on which Executive's employment by the Company terminates as specified in a prior written notice by the Company or Executive, as the case may be, to the other, delivered pursuant to Section 10 or (ii) if Executive's employment by the Company terminates by reason of death, the date of death of Executive.

                  (e) "Disability" means Executive's total and permanent disability as defined by the Company's long-term disability plan (as in existence immediately prior to the Change in Control).

                  (f) "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events after a Change in
Control:

                  (1) (A) any change in the duties or responsibilities (including reporting responsibilities) of Executive that is inconsistent in any material and adverse respect with Executive's position(s), duties, responsibilities or status with the Company immediately prior to such Change in Control (including any material

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         and adverse diminution of such duties or responsibilities); provided, however, that Good Reason shall not be deemed to occur upon a change in duties or responsibilities that is solely and directly a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph (f) or (B) a material and adverse change in Executive's titles or offices (including, if applicable, membership on the Board) with the Company as in effect immediately prior to such Change in Control;

                  (2) a reduction by the Company in Executive's rate of annual base salary or annual target bonus opportunity (including any adverse change in the formula for such annual bonus target) as in effect immediately prior to such Change in Control or as the same may be increased from time to time thereafter;

                  (3) any requirement of the Company that Executive (i) be based anywhere more than fifty (50) miles from the facility where Executive is located at the time of such Change in Control or (ii) travel on Company business to an extent substantially greater than the travel obligations of Executive immediately prior to such Change in Control;

                  (4) the failure of the Company to (A) continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect Executive's participation in or reduce Executive's benefits under


                                       7

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         any such plan, unless Executive is permitted to participate in other plans providing Executive with substantially equivalent benefits in the aggregate (at substantially equivalent cost with respect to welfare benefit plans), or (B) provide Executive with paid vacation in accordance with the most favorable vacation, policies of the Company and its affiliated companies as in effect for Executive immediately prior to such Change in Control, including the crediting of all service for which Executive had been credited under such vacation policies prior to the Change in Control; or


                 (5) the failure of the Company to obtain the assumption agreement from any successor as contemplated in Section 9(b).

                  Notwithstanding the foregoing, an isolated and inadvertent action taken in good faith and which is remedied by the Company within ten (10) days after receipt of notice thereof given by Executive shall not constitute Good Reason. Executive must notify the Company of an event constituting Good Reason within one hundred and eighty (180) days following his knowledge of its existence or such event shall not constitute Good Reason under this Agreement. Notwithstanding anything herein to the contrary, Executive's termination of employment for any reason (other than Cause) during the thirty (30) day period immediately following the first anniversary of a Change in Control shall also constitute Good Reason under this Agreement. Executive's termination of employment under this Agreement for Good Reason shall in no event impair Executive's ability to


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


receive benefits under any retirement-based plans or programs for which Executive is otherwise eligible as of Executive's Date of Termination.

                  (g) "Nonqualifying Termination" means a termination of Executive's employment (1) by the Company for Cause, (2) by Executive for any reason other than Good Reason, (3) as a result of Executive's death, or (4) as a result of Disability.

                  (h) "Retirement" means termination of employment by Executive in accordance with the Company's retirement plan generally applicable to salaried employees (as in existence immediately prior to the Charge in Control), or in accordance with any retirement arrangement established with respect to Executive with Executive's written consent.

                  (i) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities of such corporation or other entity entitled to vote generally in the election of directors.

                  (j) "Termination Period" means the period of time beginning with a Change in Control and ending two (2) years following such Change in Control. Notwithstanding anything in this Agreement to the contrary, if (i) Executive's employment is terminated prior to a Change in Control for reasons that would have constituted a Qualifying Termination if they had occurred following a Change in Control and (ii) Executive reasonably demonstrates that such termination (or Good Reason event) was at the request or suggestion of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control then for purposes of this Agreement (and notwithstanding whether a Change in Control occurs), the date immediately prior to the


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date of such termination of employment or event constituting Good Reason shall be treated as a Change in Control.

                  2. Obligations of Executive. In the event of a tender or exchange offer, proxy contest, or the execution of any agreement which, if consummated, would constitute a Change in Control, Executive agrees not to voluntarily leave the employ of the Company, other than as a result of Disability, Retirement (following age sixty (60)) or an event which would constitute Good Reason if a Change in Control had occurred, until the Change in Control occurs or, if earlier, such tender or exchange offer, proxy contest, or agreement is terminated or abandoned; provided, however, that such obligation shall not extend for a period exceeding one hundred and eighty (180) days from the initial event resulting in the obligation under this Section 2.

                  3.  Payments Upon Termination of Employment.

                  (a) If during the Termination Period the employment of Executive shall terminate, other than by reason of a Nonqualifying Termination, then the Company shall pay to Executive (or Executive's beneficiary or estate) within ten (10) days following the Date of Termination, as compensation for services rendered to the Company:

                  (1) a lump-sum cash amount equal to the sum of (A) Executive's unpaid base salary from the Company and its affiliated companies through the Date of Termination (without taking into account any reduction of base salary constituting Good Reason), (B) any bonus payments which have become payable, to the extent not theretofore paid, and (C) any compensation previously deferred by Executive other than pursuant to a tax-qualified plan (together with any interest thereon) and any unpaid accrued vacation, each to the extent not theretofore paid;

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                  (2) to the extent not paid under the terms of such annual
incentive compensation plan, a lump-sum cash amount equal to the target award for the Executive under the Company's annual incentive compensation plan for the fiscal year in which his Date of Termination occurs, reduced pro rata for that portion of the fiscal year not completed as of the end of the month in which such Date of Termination occurs; and

                  (3) a lump-sum cash amount equal to three (3) times the sum of
(A) Executive's annual rate of base salary from the Company and its affiliated companies in effect immediately prior to the Date of Termination (not taking into account any reductions which would constitute Good Reason) plus (B) the average annualized bonus earned by the Executive from the Company (or its Subsidiaries) during the three fiscal years (or shorter annualized period if Executive had not been employed for the full three-year period) ending immediately prior to the year of the Change in Control.

                  (b) If during the Termination Period the employment of Executive shall terminate, other than by reason of a Nonqualifying Termination, then for a period of thirty-six (36) months following the Date of Termination, the Company shall provide Executive (and Executive's dependents, if applicable) with the same level of medical, dental, accident, disability, and life insurance benefits upon substantially the same terms and conditions (including contributions required from Executive to receive such benefits) as existed immediately prior to Executive's Date of Termination (or, if more favorable to Executive, as such benefits and terms and conditions existed immediately prior to the Change in Control); provided, that, if Executive cannot continue to participate in the Company plans providing such benefits, the Company shall otherwise provide

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such benefits on the same after-tax basis as if continued participation had been permitted. Notwithstanding the foregoing, if Executive becomes reemployed with another employer and is eligible to receive welfare benefits from such employer, the welfare benefits described herein shall be secondary to such benefits during the period of Executive's eligibility, but only to the extent that the Company reimburses Executive for any increased cost and provides any additional benefits necessary to give Executive the benefits promised hereunder.

                  (c) If during the Termination Period the employment of Executive shall terminate, other than by reason of a Nonqualifying Termination, and Executive has attained age fifty (50) with ten (10) years of service with the Company (or any of its affiliates) at the time of the Date of Termination, Executive shall be eligible to receive retiree medical benefits from the Company at the conclusion of the thirty-six (36) months of benefit coverage set forth in
Section 3(b). The retiree medical benefits (including contributions required from Executive to receive such benefits) to be provided to Executive (and Executive's eligible dependents) by the Company shall be no less favorable than the benefits (and cost to Executive) under the retiree medical program as of immediately prior to Executive's Date of Termination (or, if more favorable to Executive, as of immediately prior to the Change in Control), and shall be provided to Executive (and Executive's eligible dependents) notwithstanding any amendment to, or termination of, the Company's retiree medical program.

                  (d) Any amount of severance paid pursuant to this Section 3 shall offset any other amount of severance to be received by Executive upon termination of employment of Executive under any other severance plan or policy of the


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Company, including any employment agreement.

                  (e) If during the Termination Period the employment of Executive shall terminate by reason of a Nonqualifying Termination, then the Company shall pay to Executive within ten (10) days following the Date of Termination a lump sum cash amount equal to the sum of (i) Executive's unpaid base salary from the Company through the Date of Termination, (ii) any bonus payments which have become payable, to the extent not theretofore paid, and
(iii) any compensation previously deferred by Executive other than pursuant to a tax-qualified plan (together with any interest thereon) and any unpaid accrued vacation, each to the extent not theretofore paid.

                  4. Withholding Taxes. The Company may withhold from all payments due to Executive (or his beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

                  5. Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, award, benefit or distribution (or any acceleration of any payment, award, benefit or distribution) by the Company (or any of its affiliated entities) or any entity which effectuates a Change in Control (or any of its affiliated entities) to or for the benefit of Executive (whether pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5) (the "Payments") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax,

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together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to Executive (or to the Internal Revenue Service on behalf of Executive) an additional payment (a "Gross-Up Payment") in an amount such that after payment by Executive of all taxes (including any Excise Tax) imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the sum of (x) the Excise Tax imposed upon the Payments and (y) the product of any deductions disallowed because of the inclusion of the Gross-up Payment in Executive's adjusted gross income and the highest applicable marginal rate of federal income taxation for the calendar year in which the Gross-up Payment is to be made. For purposes of determining the amount of the Gross-up Payment, the Executive shall be deemed to
(i) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross-up Payment is to be made, (ii) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes and (iii) have otherwise allowable deductions for federal income tax purposes at least equal to the Gross-up Payment. Notwithstanding the foregoing provisions of this Section 5(a), if it shall be determined that Executive is entitled to a Gross-Up Payment, but that the Payments would not be subject to the Excise Tax if the Payments were reduced by an amount that is less than 10% of the portion of the Payments that would be treated as "parachute payments" under Section 280G of the Code, then the amounts payable to Executive under this Agreement shall be reduced (but not below zero) to the maximum amount that could be paid to Executive without giving rise to the Excise Tax (the "Safe Harbor Cap"), and no Gross-Up Payment shall


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be made to Executive. The reduction of the amounts payable hereunder, if applicable, shall be made by reducing first the payments under Section 3(a)(3), unless an alternative method of reduction is elected by Executive. For purposes of reducing the Payments to the Safe Harbor Cap, only amounts payable under this Agreement (and no other Payments) shall be reduced. If the reduction of the amounts payable hereunder would not result in a reduction of the Payments to the Safe Harbor Cap, no amounts payable under this Agreement shall be reduced pursuant to this provision.

                  (b) Subject to the provisions of Section 5(a), all determinations required to be made under this Section 5, including whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment, the reduction of the Payments to the Safe Harbor Cap and the assumptions to be utilized in arriving at such determinations, shall be made by the public accounting firm that is retained by the Company as of the date immediately prior to the Change in Control (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within fifteen (15) business days of the receipt of notice from the Company or the Executive that there has been a Payment, or such earlier time as is requested by the Company (collectively, the "Determination"). In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control (or if the Accounting Firm fails to make the Determination), Executive may appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company and the Company shall enter into any agreement requested by the Accounting Firm in connection with the performance of the services hereunder. The Gross-up Payment under this Section 5 with respect to any Payments shall be made no later than thirty (30) days following such Payment. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with a written opinion to such effect, and to the effect that failure to report the Excise Tax, if any, on Executive's applicable federal income tax return will not result in the imposition of a negligence or similar penalty. In the event the Accounting Firm determines that the Payments shall be reduced to the Safe Harbor Cap, it shall furnish Executive with a written opinion to such effect. The Determination by the Accounting Firm shall be binding upon the Company and Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the Determination, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), or consistent with the calculations required to be made hereunder. In the event that the Executive thereafter is required to make payment of any Excise Tax or additional Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) shall be promptly paid by the Company to or for the benefit of Executive. Executive shall cooperate, to the extent his expenses are reimbursed by the Company, with any reasonable requests by the Company in connection with any contests or disputes with the Internal Revenue Service in connection with the Excise Tax.

                  6. Reimbursement of Expenses. If any contest or dispute shall arise under this Agreement involving termination of Executive's employment with the Company or involving the failure or refusal of the Company to perform fully in accordance with the terms hereof, the Company shall reimburse Executive, on a current basis, for all legal fees and expenses, if any, reasonably incurred by Executive in connection with such contest or dispute (regardless of the result thereof), together with interest in an amount equal to the "prime rate" as set forth in The Wall Street Journal from time to time in effect, but in no event higher than the maximum legal rate permissible under applicable law, such interest to accrue from the date the Company receives Executive's statement for such fees and expenses through the date of payment thereof.

                  7. Term of Agreement. This Agreement shall continue in effect for a term of three (3) years from the date hereof; provided, however, that unless either party gives sixty (60) days' written notice prior to an anniversary of the date of this Agreement, its term shall automatically be extended by one (1) year on such anniversary date, so that, in the absence of such notice, the term of this Agreement shall be three (3) years as of each anniversary date. Notwithstanding the foregoing, upon a Change in Control, the term of the Agreement shall, if less than two (2) years at such date, be extended automatically to continue for at least two (2) years following such Change In Control. This Agreement shall terminate in any event upon the first to occur of (i) termination of Executive's employment with the Company prior to a Change in Control (except as otherwise provided hereunder), (ii) a Nonqualifying Termination or (iii) the end of the Termination Period.

                  8. Scope of Agreement. Nothing in this Agreement shall be deemed to entitle Executive to continued employment with the Company or its Subsidiaries, and if Executive's employment with the Company shall terminate prior to a Change in Control, Executive shall have no further rights under this Agreement (except as provided specifically hereunder); provided, however, that any termination of Executive's employment during the Termination Period shall be subject to all of the provisions of this Agreement including, without limitation, payment of amounts owed hereunder.

                  9.  Successors; Binding Agreement.

                  (a) This Agreement shall not be terminated by any Business Combination. In the event of any such Business Combination, the provisions of this Agreement shall be binding upon the Surviving Corporation, and such Surviving Corporation shall be treated as the Company hereunder.

                  (b) The Company agrees that in connection with any Business Combination, it will cause any successor entity to the Company unconditionally to assume, by written instrument delivered to Executive (or his beneficiary or estate), all of the obligations of the Company hereunder. Failure of the Company to obtain such assumption prior to the effectiveness of any such Business Combination that constitutes a Change in Control shall constitute Good Reason hereunder and shall entitle Executive to compensation and other benefits from the Company in the same amount and on the same terms as Executive would be entitled hereunder if Executive's employment were terminated following a Change in Control other than by reason of a Nonqualifying Termination. For purposes of implementing the foregoing, the date on which any such Business Combination becomes effective shall be deemed the date Good Reason occurs, and shall be the Date of Termination if requested by Executive.

                  (c) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive shall die following the Date of Termination while any amounts would be payable to Executive hereunder had Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to such person or persons appointed in writing by Executive to receive such amounts or, if no person is so appointed, to Executive's estate.

                  10. Notice. (a) For purposes of this Agreement, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered or five (5) days after deposit in the United States mail, certified and return receipt requested, postage prepaid, addressed as follows:
                  If to the Executive:

                  If to the Company:
                  One Valley Bancorp, Inc.
                  One Valley Square, P.O. Box 1793
                  Charleston, WV 25326

                  Att: Corporate Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  (b) A written notice of Executive's Date of Termination by the Company or Executive, as the case may be, to the other, shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date (which date shall be not less than thirty (30) nor more than sixty (60) days after the giving of such notice).

                  11. Full Settlement; Resolution of Disputes. The Company's obligation to make any payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against Executive or others. In no event shall Executive be obligated to seek other employment or take other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement and, except as provided in Section 3(b) hereof, such amounts shall not be reduced whether or not Executive obtains other employment.

                  12. Employment with Subsidiaries. Employment with the Company for purposes of this Agreement shall include employment with any Subsidiary.

                  13. Governing Law; Validity. The interpretation, construction and performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of West Virginia without regard to the principle of conflicts of laws. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which other provisions shall remain in full force and effect.

                  14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  15. Miscellaneous. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and signed by Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right Executive or the Company may have hereunder, including without limitation, the right of Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. Except as provided hereunder, the rights of and benefits payable to, Executive or Executive's estate or beneficiaries pursuant to this Agreement are in addition to any rights of, or benefits payable to, Executive or Executive's estate or beneficiaries under any other employee benefit plan or compensation program of the Company. This Agreement supersedes and overrides any employment or severance agreement previously entered into between Executive and the Company.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and Executive has executed this Agreement as of the day and year first above written.


                                            ONE VALLEY BANCORP, INC.




                                            By:__________________________

                                            Title:_______________________


                                            -----------------------------
                                                         [Executive]

                             SENIOR MANAGEMENT

                      CHANGE IN CONTROL SEVERANCE AGREEMENT


                  THIS AGREEMENT is entered into as of the 16th day of October, 1996 by and between One Valley Bancorp, Inc. (the "Company"), and ______________ ("Executive").


                               W I T N E S S E T H

                  WHEREAS, Executive currently serves as a key employee of the Company and his services and knowledge are valuable to the Company in connection with the management of one or more of the Company's principal operating facilities, divisions, departments or Subsidiaries (as defined in Section 1); and

                  WHEREAS, the Board (as defined in Section 1) has determined that it is in the best interests of the Company and its stockholders to secure the continued services, and to ensure the continued and undivided dedication and objectivity, of the Company's executives in the event of any threat or occurrence of, or negotiation or other action that could lead to, or create the possibility of, a Change in Control (as defined in Section 1) of the Company; and

                  WHEREAS, the Board has authorized the Compensation Committee of the Board to cause the Company to enter into Change in Control severance agreements with the Company's executives, and the Compensation Committee has authorized the Company to enter into this Agreement with Executive.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

                  1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

                  (a)  "Board" means the Board of Directors of the Company.


                  (b) "Cause" means (i) the willful and continued failure of Executive to perform substantially his duties with the Company (other than any such failure resulting from Executive's incapacity due to physical or mental illness or any such failure subsequent to Executive being delivered a Notice of Termination without Cause by the Company or delivering a Notice of Termination for Good Reason to the Company) after a written demand for substantial performance is delivered to Executive by the Board which specifically identifies the manner in which the Board believes that Executive has not substantially performed Executive's duties, (ii) the willful engaging by Executive in illegal conduct or gross misconduct which is demonstrably and materially injurious to the Company or its affiliates or (iii) the Executive's conviction of, or plea of guilty or nolo contendere to, a felony involving moral turpitude. For purposes of this paragraph (b) no act or failure to act by Executive shall be considered "willful" unless done or omitted to be done by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company or its affiliates. The unwillingness of Executive to accept any condition or event which would constitute Good Reason under Section 1(f) may not be considered by the Board to be a failure to perform or misconduct by Executive. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause for purposes of this Agreement unless and until there shall have been delivered to him a copy of a resolution, duly adopted by a vote of three-quarters (3/4) of the entire Board at a meeting of the Board called and held (after reasonable notice to Executive and an opportunity for Executive and his counsel to be heard before the Board). The Company must notify Executive of an event constituting Cause within ninety (90) days following its knowledge of its existence or such event shall not constitute Cause under this Agreement.

                  (c) "Change in Control" means the occurrence of any one of the following events:

                  (i) individuals who, on October 16, 1996, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to October 16, 1996, whose election or nomination for election was approved by a vote of at least three-quarters (3/4) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to an Incumbent Director;

                  (ii) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a

         "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Control Transaction (as defined in paragraph (iii)),
         (E) pursuant to any acquisition by Executive or any group of persons including Executive (or any entity controlled by Executive or any group of persons including Executive); or (F) a transaction (other than one described in (iii) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors then on the Board approve a resolution providing expressly that the acquisition pursuant to this clause (F) does not constitute a Change in Control under this paragraph (i);

                  (iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Control Transaction"); or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the

         Company or a sale or disposition of all or substantially all of the Company's assets.

                  Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

                  (d) "Date of Termination" means (i) the effective date on which Executive's employment by the Company terminates as specified in a prior written notice by the Company or Executive, as the case may be, to the other, delivered pursuant to Section 10 or (ii) if Executive's employment by the Company terminates by reason of death, the date of death of Executive.

                  (e) "Disability" means Executive's total and permanent disability as defined by the Company's long-term disability plan (as in existence immediately prior to the Change in Control).

                  (f) "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events after a Change in
Control:

                  (1) (A) any change in the duties or responsibilities (including reporting responsibilities) of Executive that is inconsistent in any material and adverse respect with Executive's position(s), duties, responsibilities or status with the Company immediately prior to such Change in Control (including any material and adverse diminution of such duties or responsibilities); provided, however, that Good Reason shall not be deemed to occur upon a change in duties or responsibilities that is solely and directly a result of the Company no longer being a publicly traded entity and does not involve any other event set forth in this paragraph (f) or (B) a material and adverse change in Executive's titles or offices (including, if applicable, membership on the Board) with the Company as in effect immediately prior to such Change in Control;

                  (2) a reduction by the Company in Executive's rate of annual base salary or annual target bonus opportunity (including any adverse change in the formula for such annual bonus target) as in effect immediately prior to such Change in Control or as the same may be increased from time to time thereafter;

                  (3) any requirement of the Company that Executive (i) be based anywhere more than fifty (50) miles from the facility where Executive is located at the time of such Change in Control or (ii) travel on Company business to an extent substantially greater than the travel obligations of Executive immediately prior to such Change in Control;

                  (4) the failure of the Company to (A) continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect Executive's participation in or reduce Executive's benefits under any such plan, unless Executive is permitted to participate in other plans providing Executive with substantially equivalent benefits in the aggregate (at substantially equivalent cost with respect to welfare benefit plans), or (B) provide Executive with paid vacation in accordance with the most favorable vacation, policies of the Company and its affiliated companies as in effect for Executive immediately prior to such Change in Control, including the crediting of all service for which Executive had been credited under such vacation policies prior to the Change in Control; or

                  (5) the failure of the Company to obtain the assumption agreement from any successor as contemplated in Section 9(b).

                  Notwithstanding the foregoing, an isolated and inadvertent action taken in good faith and which is remedied by the Company within ten (10) days after receipt of notice thereof given by Executive shall not constitute Good Reason. Executive must notify the Company of an event constituting Good Reason within one hundred and eighty (180) days following his knowledge of its existence or such event shall not constitute Good Reason under this Agreement. Executive's termination of employment under this Agreement for Good Reason shall in no event impair Executive's ability to receive benefits under any retirement-based plans or programs for which Executive is otherwise eligible as of Executive's Date of Termination.

                  (g) "Nonqualifying Termination" means a termination of Executive's employment (1) by the Company for Cause, (2) by Executive for any reason other than Good Reason (including Retirement if Good Reason does not exist at such time), (3) as a result of Executive's death, or (4) as a result of Disability.

                  (h) "Retirement" means termination of employment by Executive in accordance with the Company's retirement plan generally applicable to salaried employees (as in existence immediately prior to the Charge in Control), or in accordance with any retirement arrangement established with respect to Executive with Executive's written consent.

                  (i) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities of such corporation or other entity entitled to vote generally in the election of directors.

                  (j) "Termination Period" means the period of time beginning with a Change in Control and ending two (2) years following such Change in Control. Notwithstanding anything in this Agreement to the contrary, if (i) Executive's employment is terminated prior to a Change in Control for reasons that would have constituted a Qualifying Termination if they had occurred following a Change in Control and (ii) Executive reasonably demonstrates that such termination (or Good Reason event) was at the request or suggestion of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control then for purposes of this Agreement (and notwithstanding whether a Change in Control occurs), the date immediately prior to the date of such termination of employment or event constituting Good Reason shall be treated as a Change in Control.

                  2. Obligations of Executive. In the event of a tender or exchange offer, proxy contest, or the execution of any agreement which, if consummated, would constitute a Change in Control, Executive agrees not to voluntarily leave the employ of the Company, other than as a result of Disability, Retirement (following age sixty (60)) or an event which would constitute Good Reason if a Change in Control had occurred, until the Change in Control occurs or, if earlier, such tender or exchange offer, proxy contest, or agreement is terminated or abandoned; provided, however, that such obligation shall not extend for a period exceeding one hundred and eighty (180) days from the initial event resulting in the obligation under this Section 2.

                  3.  Payments Upon Termination of Employment.

                  (a) If during the Termination Period the employment of Executive shall terminate, other than by reason of a Nonqualifying Termination, then the Company shall pay to Executive (or Executive's beneficiary or estate) within ten (10) days following the Date of Termination, as compensation for services rendered to the Company:

                  (1) a lump-sum cash amount equal to the sum of (A) Executive's unpaid base salary from the Company and its affiliated companies through the Date of Termination (without taking into account any reduction of base salary constituting Good Reason), (B) any bonus payments which have become payable, to the extent not theretofore paid, and (C) any compensation previously deferred by Executive other than pursuant to a tax-qualified plan (together with any interest thereon) and any unpaid accrued vacation, each to the extent not theretofore paid;

                  (2) to the extent not paid under the terms of such annual incentive compensation plan, a lump-sum cash amount equal to the target award for the Executive under the

Company's annual incentive compensation plan for the fiscal year in which his Date of Termination occurs, reduced pro rata for that portion of the fiscal year not completed as of the end of the month in which such Date of Termination occurs; and

                  (3) a lump-sum cash amount equal to two (2) times the sum of
(A) Executive's annual rate of base salary from the Company and its affiliated companies in effect immediately prior to the Date of Termination (not taking into account any reductions which would constitute Good Reason) plus (B) the average annualized bonus earned by the Executive from the Company (or its Subsidiaries) during the three fiscal years (or shorter annualized period if Executive had not been employed for the full three-year period) ending immediately prior to the year of the Change in Control.

                  (b) If during the Termination Period the employment of Executive shall terminate, other than by reason of a Nonqualifying Termination, then for a period of thirty-six (36) months following the Date of Termination, the Company shall provide Executive (and Executive's dependents, if applicable) with the same level of medical, dental, accident, disability, and life insurance benefits upon substantially the same terms and conditions (including contributions required from Executive to receive such benefits) as existed immediately prior to Executive's Date of Termination (or, if more favorable to Executive, as such benefits and terms and conditions existed immediately prior to the Change in Control); provided, that, if Executive cannot continue to participate in the Company plans providing such benefits, the Company shall otherwise provide such benefits on the same after-tax basis as if continued participation had been permitted. Notwithstanding the foregoing, if Executive becomes reemployed with another employer and is eligible to receive welfare benefits from such employer, the welfare benefits described herein shall be secondary to such benefits during the period of Executive's eligibility, but only to the extent that the Company reimburses Executive for any increased cost and provides any additional benefits necessary to give Executive the benefits promised hereunder.

                  (c) If during the Termination Period the employment of Executive shall terminate, other than by reason of a Nonqualifying Termination, and Executive has attained age fifty (50) with ten (10) years of service with the Company (or any of its affiliates) at the time of the Date of Termination, Executive shall be eligible to receive retiree medical benefits from the Company at the conclusion of the thirty-six (36) months of benefit coverage set forth in
Section 3(b). The retiree medical benefits (including contributions required from Executive to receive such benefits) to be provided to Executive (and Executive's eligible dependents) by the Company shall be no less favorable than the benefits (and cost to Executive) under the retiree medical program as of immediately prior to Executive's Date of Termination (or, if more favorable to Executive, as of immediately prior to the Change in Control), and shall be provided to Executive (and Executive's eligible dependents) notwithstanding any amendment to, or termination of, the Company's retiree medical program.

                  (d) Any amount of severance paid pursuant to this Section 3 shall offset any other amount of severance to be received by Executive upon termination of employment of Executive under any other severance plan or policy of the Company, including any employment agreement.

                  (e) If during the Termination Period the employment of Executive shall terminate by reason of a

Nonqualifying  Termination,  then the Company shall pay to Executive  within ten
(10) days following the Date of Termination a lump sum cash amount equal to the sum of (i) Executive's unpaid base salary from the Company through the Date of Termination, (ii) any bonus payments which have become payable, to the extent not theretofore paid, and (iii) any compensation previously deferred by Executive other than pursuant to a tax-qualified plan (together with any interest thereon) and any unpaid accrued vacation, each to the extent not theretofore paid.

                  4. Withholding Taxes. The Company may withhold from all payments due to Executive (or his beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

                  5. Limitations On Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, award, benefit or distribution (or any acceleration of any payment, award, benefit or distribution) by the Company (or any of its affiliated entities) or any entity which effectuates a Change in Control (or any of its affiliated entities) to or for the benefit of Executive (whether pursuant to the terms of this Agreement or otherwise) (the "Payments") would be subject to the excise tax (the "Excise Tax") under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), then the amounts payable to Executive under this Agreement shall be reduced (reducing first the payments under Section 3(a)(ii), unless an alternative method of reduction is elected by Executive) to the maximum amount as will result in no portion of the Payments being subject to such excise tax (the "Safe Harbor Cap"). For purposes of reducing the Payments to the Safe Harbor Cap, only amounts payable under this Agreement (and no other Payments) shall be reduced, unless consented to by Executive.

                  (b) All determinations required to be made under this Section 5 shall be made by the public accounting firm that is retained by the Company as of the date immediately prior to the Change in Control (the "Accounting Firm"). In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control (or if the Accounting Firm fails to make the Determination), Executive may appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). If payments are reduced to the Safe Harbor Cap, the Accounting Firm shall provide a reasonable opinion to Executive that he is not required to report any Excise Tax on his federal income tax return. All fees, costs and expenses (including, but not limited to, the costs of retaining experts) of the Accounting Firm shall be borne by the Company. The determination by the Accounting Firm shall be binding upon the Company and Executive (except as provided in Subsection (c) below).

                  (c) If it is established pursuant to a final determination of a court or an Internal Revenue Service (the "IRS") proceeding which has been finally and conclusively resolved, that Payments have been made to, or provided for the benefit of, Executive by the Company, which are in excess of the limitations provided in this Section 5 (hereinafter referred to as an "Excess Payment"), such Excess Payment shall be deemed for all purposes to be a loan to Executive made on the date Executive received the Excess Payment and Executive shall repay the Excess Payment to the Company on demand, together with interest on the Excess Payment at the applicable federal rate (as defined in

Section 1274(d) of the Code) from the date of Executive's receipt of such Excess Payment until the date of such repayment. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the determination, it is possible that Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made under this Section 5. In the event that it is determined (1) by the Accounting Firm, the Company (which shall include the position taken by the Company, or together with its consolidated group, on its federal income tax return) or the IRS or (2) pursuant to a determination by a court, that an Underpayment has occurred, the Company shall pay an amount equal to such Underpayment to Executive within ten (10) days of such determination together with interest on such amount at the applicable federal rate from the date such amount would have been paid to Executive until the date of payment.

                  6. Reimbursement of Expenses. If any contest or dispute shall arise under this Agreement involving termination of Executive's employment with the Company or involving the failure or refusal of the Company to perform fully in accordance with the terms hereof, the Company shall reimburse Executive, on a current basis, for all legal fees and expenses, if any, reasonably incurred by Executive in connection with such contest or dispute (regardless of the result thereof), together with interest in an amount equal to the "prime rate" as set forth in The Wall Street Journal from time to time in effect, but in no event higher than the maximum legal rate permissible under applicable law, such interest to accrue from the date the Company receives Executive's statement for such fees and expenses through the date of payment thereof.

                  7. Term of Agreement. This Agreement shall continue in effect for a term of three (3) years from the date hereof; provided, however, that unless either party gives sixty (60) days' written notice prior to an anniversary of the date of this Agreement, its term shall automatically be extended by one (1) year on such anniversary date, so that, in the absence of such notice, the term of this Agreement shall be three (3) years as of each anniversary date. Notwithstanding the foregoing, upon a Change in Control, the term of the Agreement shall, if less than two (2) years at such date, be extended automatically to continue for at least two (2) years following such Change In Control. This Agreement shall terminate in any event upon the first to occur of (i) termination of Executive's employment with the Company prior to a Change in Control (except as otherwise provided hereunder), (ii) a Nonqualifying Termination or (iii) the end of the Termination Period.

                  8. Scope of Agreement. Nothing in this Agreement shall be deemed to entitle Executive to continued employment with the Company or its Subsidiaries, and if Executive's employment with the Company shall terminate prior to a Change in Control, Executive shall have no further rights under this Agreement (except as provided specifically hereunder); provided, however, that any termination of Executive's employment during the Termination Period shall be subject to all of the provisions of this Agreement including, without limitation, payment of amounts owed hereunder.

                  9.       Successors; Binding Agreement.
                  (a) This Agreement shall not be terminated by any Business Combination. In the event of any such Business Combination, the provisions of this Agreement shall be binding upon the Surviving Corporation, and such Surviving Corporation shall be treated as the Company hereunder.

                  (b) The Company agrees that in connection with any Business Combination, it will cause any successor entity to the Company unconditionally to assume, by written instrument delivered to Executive (or his beneficiary or estate), all of the obligations of the Company hereunder. Failure of the Company to obtain such assumption prior to the effectiveness of any such Business Combination that constitutes a Change in Control shall constitute Good Reason hereunder and shall entitle Executive to compensation and other benefits from the Company in the same amount and on the same terms as Executive would be entitled hereunder if Executive's employment were terminated following a Change in Control other than by reason of a Nonqualifying Termination. For purposes of implementing the foregoing, the date on which any such Business Combination becomes effective shall be deemed the date Good Reason occurs, and shall be the Date of Termination if requested by Executive.

                  (c) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive shall die following the Date of Termination while any amounts would be payable to Executive hereunder had Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to such person or persons appointed in writing by Executive to receive such amounts or, if no person is so appointed, to Executive's estate.

                  10. Notice. (a) For purposes of this Agreement, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered or five (5) days after deposit in the United States mail, certified and return receipt requested, postage prepaid, addressed as follows:


                  If to the Executive:

                  If to the Company:
                  One Valley Bancorp, Inc.
                  One Valley Square, P.O. Box 1793
                  Charleston, WV 25326

                  Att: Corporate Secretary

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  (b) A written notice of Executive's Date of Termination by the Company or Executive, as the case may be, to the other, shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date (which date shall be not less than thirty (30) nor more than sixty (60) days after the giving of such notice).

                  11. Full Settlement; Resolution of Disputes. The Company's obligation to make any payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against Executive or others. In no event shall Executive be obligated to seek other employment or take other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement and, except as provided in Section 3(b) hereof, such amounts shall not be reduced whether or not Executive obtains other employment.

                  12. Employment with Subsidiaries. Employment with the Company for purposes of this Agreement shall include employment with any Subsidiary.

                  13. Governing Law; Validity. The interpretation, construction and performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of West Virginia without regard to the principle of conflicts of laws. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which other provisions shall remain in full force and effect.

                  14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  15. Miscellaneous. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and signed by Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right Executive or the Company may have hereunder, including without limitation, the right of Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. Except as provided hereunder, the rights of and benefits payable to, Executive or Executive's estate or beneficiaries pursuant to this Agreement are in addition to any rights of, or benefits payable to, Executive or Executive's estate or beneficiaries under any other employee benefit plan or compensation program of the Company. This Agreement supersedes and overrides any employment or severance agreement previously entered into between Executive and the Company.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and Executive has executed this Agreement as of the day and year first above written.


                                          ONE VALLEY BANCORP, INC.




                                          By:__________________________

                                          Title:_______________________


                                          -----------------------------
                                                  [Executive]